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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ] Confidential, for Use
[ ]  Definitive Proxy Statement                of the Commission Only
[X]  Definitive Additional Materials           (as permitted by Rule 14a-6(e)(2)
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      MERRY LAND & INVESTMENT COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
    [X] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.  Title of each class of securities to which transaction applies:

        2.  Aggregate number of securities to which transactions applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4.  Proposed maximum aggregate value of transaction:

        5.  Total fee paid:


    [ ] Fee previously paid with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:


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                              [MERRY LAND LOGO]

                                624 ELLIS STREET
                             AUGUSTA, GEORGIA 30901

                               IMPORTANT REMINDER

Dear Merry Land & Investment Company, Inc. Shareholder:

     The special meeting of shareholders of Merry Land & Investment Company, Inc. ("Merry Land") will take place on Thursday, October 15, 1998. THIS LETTER IS TO REMIND YOU THAT YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

     As detailed in the proxy statement previously mailed to you, we are seeking your vote to approve, (i) the tax free merger of Merry Land with Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR") or the alternative merger structure described in the proxy statement and (ii) the adoption of the Merry Land Properties, Inc. ("MRYP Newco") 1998 Management Incentive Plan.

     In the merger, each outstanding share of Merry Land common stock will be converted into 0.53 of an EQR common share. In addition, Merry Land will contribute certain of its assets to MRYP Newco, a newly formed company that will focus on local management of real estate assets in the coastal areas of the South. MRYP Newco common stock will be distributed to the holders of Merry Land common stock at the rate of 1 share of MRYP Newco for every 20 shares of Merry Land common stock. After this distribution, MRYP Newco will operate as a separate company.

     The merger represents an opportunity for Merry Land shareholders to participate in a much larger and more geographically diversified REIT. With the addition of Merry Land's 118 apartment properties, EQR will own 656 apartment properties consisting of 187,543 units. The merger also allows Merry Land shareholders to separately participate in the value of MRYP Newco.

     YOUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AND BELIEVES THE MERGER IS IN THE BEST INTEREST OF MERRY LAND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER.

     To date your proxy has not been received. We encourage you to read carefully the joint proxy statement previously mailed to you and vote promptly using the enclosed duplicate proxy card.

     REMEMBER A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER SINCE THE MERGER PROPOSAL REQUIRES THE APPROVAL OF MORE THAN 50% OF THE OUTSTANDING MERRY LAND COMMON SHARES.

     If you need another copy of the joint proxy statement or have any questions, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885 or (212) 929-5500 (call collect).

     We appreciate your prompt attention to voting your shares and thank you for your continued interest in your company.

                                          Sincerely,

                                          /s/ BOONE A. KNOX
                                          Boone A. Knox, Chairman
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                               [MERRY LAND LOGO]

                                624 ELLIS STREET
                             AUGUSTA, GEORGIA 30901


                               IMPORTANT REMINDER

Dear Merry Land & Investment Company, Inc. Shareholder:

     The special meeting of shareholders of Merry Land & Investment Company, Inc. ("Merry Land") will take place on Thursday, October 15, 1998. THIS LETTER IS TO REMIND YOU THAT YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

     As detailed in the proxy statement previously mailed to you, we are seeking your vote to approve, (i) the tax free merger of Merry Land with Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR") or the alternative merger structure described in the proxy statement and (ii) the adoption of the Merry Land Properties, Inc. ("MRYP Newco") 1998 Management Incentive Plan.

     In the merger, each outstanding share of Merry Land common stock will be converted into 0.53 of an EQR common share. In addition, Merry Land will contribute certain of its assets to MRYP Newco, a newly formed company that will focus on local management of real estate assets in the coastal areas of the South. MRYP Newco common stock will be distributed to the holders of Merry Land common stock at the rate of 1 share of MRYP Newco for every 20 shares of Merry Land common stock. After this distribution, MRYP Newco will operate as a separate company.

     The merger represents an opportunity for Merry Land shareholders to participate in a much larger and more geographically diversified REIT. With the addition of Merry Land's 118 apartment properties, EQR will own 656 apartment properties consisting of 187,543 units. The merger also allows Merry Land shareholders to separately participate in the value of MRYP Newco.

     YOUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AND BELIEVES THE MERGER IS IN THE BEST INTEREST OF MERRY LAND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER.

     To date your proxy has not been received. We encourage you to read carefully the joint proxy statement previously mailed to you and vote promptly using the enclosed duplicate proxy form. If it is convenient, you may also vote by telephone or the Internet. Simply follow the instructions included with this letter.

     REMEMBER A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER SINCE THE MERGER PROPOSAL REQUIRES THE APPROVAL OF MORE THAN 50% OF THE OUTSTANDING MERRY LAND COMMON SHARES.

     If you need another copy of the joint proxy statement or have any questions, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885 or (212) 929-5500 (call collect).

     We appreciate your prompt attention to voting your shares and thank you for your continued interest in your company.
                                          Sincerely,

                                          /s/ BOONE A. KNOX
                                          Boone A. Knox, Chairman
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                      INSTRUCTIONS FOR VOTING BY TELEPHONE

       - Call the 800 telephone number located in the upper left of the enclosed proxy

       - Use your 12 digit control number which is located above Proposal 1 to access the voting menu
                    INSTRUCTIONS FOR VOTING VIA THE INTERNET

       -      Contact www.PROXYVOTE.com

       - Use your 12 digit control number which is located above Proposal 1 to access the voting screen

          If you have any questions, or need assistance in voting your shares,
        please contact our proxy solicitor, MacKenzie Partners, Inc. at

          (800) 322-2885 (toll-free) or (212) 929-5500 (call collect).